UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2021

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000056	LEDS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 24, 2021, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, holders of the Company’s common stock voted on three proposals: (1) election of five directors to hold office until the 2022 Annual Meeting of Stockholders; (2) ratification of the appointment of KCCW accountancy Corp as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021; and (3) advisory vote on compensation of the Company’s named executive officers.

The final votes cast on the three proposals were as follows:

Proposal 1:

The following individuals were elected to serve as directors for a one-year term ending with the 2022 Annual Meeting of Stockholders by the votes set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes
Trung T. Doan	1,707,557	6,364	823,647
Walter Michael Gough	1,707,965	5,956	823,647
Dr. Edward Hsieh	1,707,357	6,564	823,647
Roger Lee	1,707,752	6,169	823,647
Scott R. Simplot	1,699,622	14,299	823,647

Proposal 2:

The appointment of KCCW Accountancy Corp as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2021 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes (1)
2,524,756	4,362	8,450	0

(1)	This proposal constituted a routine matter. Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

Proposal 3:

The stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,697,112	8,893	7,916	823,647

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2021

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer

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